Exhibit 99.1

AMENDMENT NO. 10 TO

RECEIVABLES FUNDING AGREEMENT

(AmeriCredit Near Prime Trust)

THIS AMENDMENT NO. 10 TO RECEIVABLES FUNDING AGREEMENT, dated July 17, 2007 (this "Amendment"), is entered into by and among VARIABLE FUNDING CAPITAL COMPANY LLC (successor to Variable Funding Capital Corporation), as a Lender ("VFCC"), AMERICREDIT NEAR PRIME TRUST, as Borrower (the "Borrower"), AMERICREDIT FINANCIAL SERVICES, INC., as Originator (the "Originator") and as Servicer (in such capacity, the "Servicer"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent (the "Collateral Agent") and as Backup Servicer (in such capacity, the "Backup Servicer"), AFS CONDUIT CORP., as Seller (the "Seller"), WACHOVIA CAPITAL MARKETS, LLC, as Deal Agent (the "Deal Agent") and WACHOVIA BANK, NATIONAL ASSOCIATION, as a Committed Lender (the "Committed Lender"). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

WHEREAS, VFCC, the Seller, the Originator, the Servicer, the Backup Servicer, the Committed Lender, the Borrower, the Collateral Agent and the Deal Agent have entered into that certain Receivables Funding Agreement, dated January 28, 2005, as amended through the date hereof (the "Agreement");

WHEREAS, VFCC, the Seller, the Originator, the Servicer, the Backup Servicer, the Committed Lender, the Borrower, the Collateral Agent and the Deal Agent desire to amend the Agreement in certain respects as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and other mutual covenants contained herein, the parties hereto agree as follows:

Section 1. Amendments.

The Agreement is hereby amended as follows:

The definition of "Commitment Termination Date" in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

"Commitment Termination Date: July 15, 2008 or such later date as the Borrower may request in writing and as to which the Deal Agent and each Lender may agree to (in each of their sole discretions), as evidenced in a written notice to the Borrower."

Section 2. Effectiveness and Effect.

This Amendment shall become effective as of the date (the "Effective Date") on which this Amendment shall have been executed and delivered by a duly authorized officer of each party thereto.

Section 3. Reference to and Effect on the Agreement and the Related Documents.

Upon the effectiveness of this Amendment, (i) each of the Borrower and the Servicer hereby reaffirm all representations and warranties made by it in the Agreement (as amended hereby) and agree that all such covenants, representations and warranties shall be deemed to have been restated as of the Effective Date of this Amendment and (ii) each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

Section 4. Governing Law.

THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW AND EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE OWNERSHIP INTEREST OF THE BORROWER OR THE SECURITY INTEREST OF THE COLLATERAL AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, IN ANY OF THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

Section 5. Severability.

Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

Section 6. Counterparts.

This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7. No Recourse.

It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Borrower, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Borrower, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Amendment or any other related documents.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERICREDIT NEAR PRIME TRUST,

as Borrower

By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:

Name:

Title:

Address:

1100 North Market Street

Wilmington, Delaware 19890

[Additional Signatures to Follow]

AFS CONDUIT CORP.,

as Seller

By:

Name:

Title:

Address:

2215 B-5 Renaissance Drive

Las Vegas, Nevada 89119

AMERICREDIT FINANCIAL SERVICES, INC.,

as Originator and as Servicer

By:

Name:

Title:

Address:

801 Cherry Street, Suite 3900

Fort Worth, Texas 76102

[Additional Signatures to Follow]

WELLS FARGO BANK, NATIONAL

ASSOCIATION,

as Collateral Agent and as Backup Servicer

By:

Name:

Title:

Address:

Sixth and Marquette Avenue

MAC N9711-161

Minneapolis, Minnesota 55479

[Additional Signatures to Follow]

VARIABLE FUNDING CAPITAL

Company, LLC,

as a Lender

By: Wachovia Capital Markets, LLC, as

Attorney-in-Fact

By:

Name:

Title:

Address:

Variable Funding Capital Company, LLC

c/o Wachovia Capital Markets, LLC

301 South College Street, TW-16

Charlotte, North Carolina 28288

Attention: Douglas R. Wilson

Telephone: (704) 374-2520

Fax: (704) 383-9579

[Additional Signatures to Follow]

WACHOVIA CAPITAL MARKETS, LLC

as Deal Agent

By:

Name:

Title:

Address:

301 South College Street, TW-10

Charlotte, North Carolina 28288

Attention: Justin Zakocs

Telephone: (704) 715-8184

Fax: (704) 383-9106

[Additional Signatures to Follow]

WACHOVIA BANK, NATIONAL

ASSOCIATION,

as Committed Lender

By:

Name:

Title:

Address:

301 South College Street, TW-11

Charlotte, North Carolina 28288

Attention: Kevin McConnell

Telephone: (704) 383-7171

Fax: (704) 383-8417

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